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EXHIBIT 99.2

LETTER OF INTENT WITH PAINCARE, INC.

                                LETTER OF INTENT

The purpose of this letter is to set forth the general terms and conditions of a proposed Agreement and Plan of Reorganization by and among Helpmate Robotics, Inc., a Connecticut corporation (hereinafter "HELP"); Helpmate Robotics Subsidiary, Inc., a newly-formed Connecticut corporation (hereinafter "HELP Sub"); and PainCare, Inc., a Nevada corporation (hereinafter "PainCare"). This letter sets forth certain nonbinding understandings and certain binding agreements between the parties. Except as to the binding agreements set forth in
Part II, the parties shall not be bound to one another in any respect until they have obtained the requisite authority and have executed and delivered definitive agreements (the "Definitive Agreements") containing all of the terms and conditions of this transaction.

      I. The following paragraphs reflect our understanding of the matters described in them, but do not constitute a complete statement, or a legally binding or enforceable agreement or commitment on the part of either party with respect to such matters:

            1. PLAN OF REORGANIZATION. The parties hereto do hereby agree that HELP Sub shall be merged with and into PainCare upon the terms and conditions set forth herein. It is the intention of the parties hereto that this transaction qualify as a tax-free reorganization under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended, and related sections thereunder.

            2. TERMS OF MERGER. In accordance with the provisions of the Definitive Agreements and the requirements of applicable law, HELP Sub shall be merged with and into PainCare as of the Effective Date (as that term is defined in the Definitive Agreements). PainCare shall be the surviving corporation (hereinafter sometimes the "Surviving Corporation") and the separate existence of HELP Sub shall cease when the Merger shall become effective. Consummation of the Merger shall be upon the following terms and subject to the following conditions:

                  (a)  Corporate Existence.

                  (1) At the Effective Date, the Surviving Corporation shall continue its corporate existence as a Nevada corporation and (I) it shall thereupon and thereafter possess all rights, privileges, powers, franchises and property (real, personal and mixed) of each of the Constituent Corporations;
(ii) all debts due to either of the Constituent Corporations, on whatever account, all causes in action and all other things belonging to either of the Constituent Corporations shall be taken and deemed to be transferred to and shall be vested in the Surviving Corporation by virtue of the Merger without further act or deed; and (iii) all rights of creditors and all liens upon any property of any of the Constituent Corporations shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the Effective Date, and all debts, liabilities and duties of the Constituent Corporations shall thenceforth attach to the Surviving Corporation.

                  (2) At the Effective Date, (i) the Articles of Incorporation and the By-laws of


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PainCare, as existing immediately prior to the Effective Date, shall be and remain the Articles of Incorporation and By-Laws of the Surviving Corporation;
(ii) the members of the Board of Directors of PainCare holding office immediately prior to the Effective Date shall remain as the members of the Board of Directors of the Surviving Corporation (if on or after the Effective Date a vacancy exists on the Board of Directors of the Surviving Corporation, such vacancy may thereafter be filled in a manner provided by applicable law and the By-laws of the Surviving Corporation); and (iii) until the Board of Directors of the Surviving Corporation shall otherwise determine, all persons who hold offices of the Surviving Corporation at the Effective Date shall continue to hold the same offices of the Surviving Corporation.

                  (b)  Events Occurring at or Prior to Closing.

                  (1) HELP shall have authorized 40,000,000 shares of common stock without par value.

                  (2) HELP shall have 900,000 shares of its common stock issued and outstanding (taking into effect the reverse stock split described below) and no other shares of capital stock issued or outstanding not taking into effect the shares to be issued under the Definitive Agreements.

                  (3) HELP shall have and will demonstrate to the reasonable satisfaction of PainCare that it has no material assets and no debts, liabilities, liens and/or judgments, contingent or fixed, other than a minimum of $375,000 in cash in its bank accounts (the "Help Cash"), subject to mutually agreed upon exceptions.

                  (4) Help shall effect a 22.19 to 1 reverse stock split, reducing its outstanding shares of common stock to 900,000 shares from 19,971,313 shares. All references herein to shares of common stock of HELP to be issued or as outstanding give effect to the 22.19 to 1 reverse split unless otherwise stated.

                  (5) The resignation of the existing HELP officers and directors and the appointment of new officers and directors as directed by PainCare.

                  (6) HELP will not have any options, warrants or other derivative instruments which may be converted to HELP capital stock.

                  (c)  Conversion of Securities.

                     As of the Effective Date and without any action on the part of HELP, HELP Sub, PainCare or the holders of any of the securities of any of these corporations each of the following shall occur:

                  (1) Each share of PainCare Common Stock issued and outstanding immediately prior to the Effective Date shall be converted into one share of HELP Common Stock up to a maximum aggregate amount of 7,300,000 shares of HELP Common Stock (the "Help Conversion Shares"). All such shares of PainCare Common Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each certificate previously evidencing any such shares shall thereafter represent the right to receive, upon the surrender of such certificate new certificates evidencing such number of shares of HELP Common Stock, respectively, into which such shares of PainCare Common Stock were converted. The holders of such certificates previously evidencing shares of PainCare Common outstanding immediately prior to the Effective Date shall cease to have any rights with respect to such shares of PainCare Common except as otherwise provided herein or by law;


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                  (2) Any shares of PainCare capital stock held in the treasury of PainCare immediately prior to the Effective Date shall automatically be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto;

                  (3) Each share of capital stock of HELP Sub issued and outstanding immediately prior to the Effective Date shall remain in existence as one share of common stock of the Surviving Corporation, all of which shall be owned by HELP;

                  (4) The shares of HELP Common Stock previously issued and outstanding immediately prior to the Merger will remain outstanding, subject to the above referenced stock-split, so that after conversion of the PainCare Common, HELP shall have no more than 8,200,000 shares of HELP Common Stock outstanding and no shares of Preferred Stock outstanding.

                  (5) As of the Effective Date, HELP shall assume and then discharge, as required, the responsibilities of PainCare with respect to the following:

                        (i) the obligation to issue securities and provide registration rights with respect to that certain Share Purchase Agreement by and among PAINCARE, INC. a Nevada corporation (the "Buyer"), STAN SWARTZ, in trust for and on behalf of Stan Swartz, Allen Sloan and Jerry Paskowitz, and CAROL ROTHBART (each of Stan Swartz and Carol Rothbart are hereinafter referred to as a "Shareholder" and collectively, the "Shareholders"), ROTHBART PAIN MANAGEMENT CLINIC, INC., a corporation incorporated under the laws of the Province of Ontario (the "Company") and PETER ROTHBART dated December 1, 2000;

                        (ii) the obligation to issue securities and provide registration rights with respect to that certain Agreement and Plan of Merger by and among PAINCARE, INC., a Nevada corporation (the "Buyer"), Merrill Reuter, M.D. (the "Stockholder")and ADVANCED ORTHOPAEDICS OF SOUTH FLORIDA, INC., a Florida corporation (the "Company") Dated January 1, 2001;

                        (iii) the obligation to issue securities and provide registration rights with respect to that certain Agreement of Assignment of Beneficial and Proprietary Interest dated March 1, 2001, by and among PAINCARE, INC., a Nevada corporation (the "Buyer"), INTERFIDUCIA TRUST REG. in its capacity as trustee for and on behalf of LEXUS TRUST (the "Beneficial Owner"), ROTHBART PAIN MANAGEMENT CLINIC INC., a corporation incorporated under the laws of the Province of Ontario (the "Company"), NAOMI INVESTMENTS LIMITED, a corporation incorporated under the laws of Malta ("Holdco"), DR. PETER ROTHBART, CAROL ROTHBART AND STAN SWARTZ;

                        (iv) the obligation to issue, deliver, pay and issue common stock regarding conversions, issue warrants, and provide registration rights associated with or arising from that certain Series of 8% Convertible Notes which may be issued by PainCare in the aggregate amount of $500,000 issued pursuant to a series of Subscription Agreements beginning in September 2001;

                        (v) all duties, obligation and other matters required of PainCare including, without limitation, the obligation to pay compensation, fees and expenses, issue warrants, issue common stock upon the conversion of such warrants, and provide indemnification regarding that certain


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Placement Agent Letter Agreement by and between Sterling Financial Investment
Group, Inc. (together with its affiliates, "Sterling")and PainCare dated July 25, 2001;

                        (vi) all duties, obligation and other matters required of PainCare arising from or in connection with that certain Private Placement Memorandum authorizing the sale of Three (3) million shares of Common Stock of PainCare dated August 1, 2001;

                        (vii) all duties, obligation and other matters required of PainCare including, without limitation, the obligation to pay compensation, fees and expenses, issue warrants, issue common stock upon the conversion of such warrants, and provide indemnification regarding that certain Capital Services Agreement dated August 21, 2001 by and between Vladimir Kravchenko ("Kravchenko") and PainCare;

                        (viii) all duties, obligation and other matters required of PainCare including, without limitation, the obligation to pay compensation, fees and expenses, issue stock, warrants and other securities, issue common stock upon the conversion of any derivative instruments, and provide indemnification regarding that certain Financial Advisory Service Agreement by and between Private Financing Group and PainCare dated June 11, 2001; and

                        (ix) With respect to all duties, obligation and other matters required of PainCare including, without limitation, the obligation to payments, issue common stock upon conversion and provide indemnification regarding that certain Future Advance 10% Convertible Debenture payable to Ron Riewold in the amount of $144,459 dated April 1, 2001.

            (6) As of the Effective Date, HELP shall assume and then discharge the responsibilities of PainCare with respect to all options to purchase PainCare Common Stock pursuant to PainCare's 2000 Stock Option Plan and PainCare's 2001 Stock Option Plan (the "Option Plans") or otherwise (the "Options") aggregating 5,000,000 option shares, whether granted, vested or unvested. The Option Plans shall be assumed by HELP. As of the Effective Date, each Option outstanding immediately prior to the Effective Date (an "Outstanding Option") shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such Option immediately prior to the Effective Date, such number of shares of HELP Common Stock as is equal to the number of shares of PainCare Common Stock subject to the unexercised portion of such Option. The exercise price per share of each assumed Option shall be equal to the exercise price of such Option immediately prior to the Effective Date. The term, exercisability, vesting schedule, status, character and other terms and conditions of the Options shall remain unchanged.

            (7) As of the Effective Date, HELP shall assume and then discharge the responsibilities of PainCare with respect to all warrants to purchase PainCare Common Stock pursuant to any warrant issued or other agreement entered into by PainCare (the "Warrants"), whether vested or unvested. The Warrants shall be assumed by HELP. As of the Effective Date, each Warrant outstanding immediately prior to the Effective Date (an "Outstanding Warrant") shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such Warrant immediately prior to the Effective Date, such number of shares of HELP Common Stock as is equal to the number of shares of PainCare Common Stock subject to the unexercised portion of such Warrant. The exercise price per share of each assumed Warrant shall be equal to the exercise price of such Warrant immediately prior to the Effective Date. The term, exercisability, vesting schedule, status, character and other terms and conditions of the Warrants shall remain unchanged.


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                  (d)  Other Matters.

                  (1) PainCare and HELP shall have received all requisite director and shareholder approval of all matters set forth herein and no shareholder of PainCare or HELP shall have exercised any dissenters rights under applicable corporate law.

                  (2) HELP shall and will demonstrate to the satisfaction of PainCare that it has filed with the Securities and Exchange Commission ("SEC") a Joint Registration Statement, on Form S-4 (the "Registration Statement") as required with respect to this transaction, and that the Closing of this transaction shall not occur until such time as such Registration Statement has been declared "effective" by the SEC.

                  (e) Holdback Distribution. On December 30, 1999, HELP completed the sale of substantially all of HELP's assets, subject to specified liabilities, to Pyxis Corporation ("Pyxis"). In consideration thereof, HELP received certain cash less the sum of $1,250,000.00 (such amount, together with any interest or other earnings thereon, being called the "Holdback Amount"), which is to be held in escrow for a period of two years following December 30, 1999, in order to settle potential indemnification claims by Pyxis. PainCare acknowledges that (other than the Help Cash) neither the HELP Conversion Shares, nor shares issued pursuant to the Option Plan, nor any securities issued by HELP after the Effective Date, shall be entitled to any distributions to be made out of the Holdback Amount when, as and if the Holdback Amount, or any portion thereof, is released from escrow.

      II. In consideration of the significant expense to be borne by the parties relative to this matter and for other good and valuable consideration given and received, the sufficiency and adequacy of which is hereby acknowledged, the parties agree to be bound by the following paragraphs which together constitute a legally binding and enforceable agreement.

            1. COMPLETE ACCESS. Following the execution of this letter of intent by the parties until the closing, unless any party terminates this binding portion of this letter of intent, each party and their representatives shall have complete access to all books, records, financial statements, documents and other materials reasonably relating to the business of the other party and the subject transaction.

            2. CONDITIONAL PURCHASE. The closing of the transaction contemplated herein shall be subject to reasonable due diligence by the parties, execution and delivery of the Definitive Agreements and an Effective S-4 Registration Statement (as described above).

            3. EXPENSES. The parties will be responsible for the payment of their respective expenses and professional fees incurred in connection with the negotiation and consummation of the transactions contemplated by this letter of intent, except as otherwise agreed in writing.

            The parties will proceed diligently to negotiate in good faith toward the preparation and execution of Definitive Agreements containing the agreed-upon terms and conditions as well as the customary warranties, representations, covenants and indemnifications normally associated with this type of transaction. It is understood that except for the provisions of Part II, this letter of intent is not legally binding on the parties, but that it is intended only to evidence the good faith intent of the parties to proceed toward the


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transactions contemplated hereby, subject to the negotiation of certain terms and conditions not dealt with herein.

Agreed to and accepted this ___ day of ___________, 2001.

Helpmate Robotics, Inc.                   PainCare, Inc.



By:                                       By:
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